Amedisys Investor Presentation August 2014 Exhibit 99.1

Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any
forward-looking
statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on
Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at
(225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.

WASHINGTON
OREGON
MONTANA
IDAHO
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WYOMING
WISCONSIN
MICHIGAN
NEW YORK
MAINE
NEVADA
UTAH
CALIFORNIA
COLORADO
NEBRASKA
IOWA
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA
KANSAS
MISSOURI
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISSISSIPPI
TEXAS
LOUISIANA
ALASKA
HAWAII
NEW HAMPSHIRE
VERMONT
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
WASHINGTON, D.C.
MARYLAND
WEST VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
ALABAMA
GEORGIA
FLORIDA
PUERTO RICO

Amedisys Snapshot
Overview
•
Founded in 1982,
publicly listed 1994
•
396 care centers in 33
states
•
Over 13,000 employees
•
Over 55,000 patients
currently on census
•
2013 revenue of $1.25
billion
Amedisys Home Health Care Centers (316 locations)
Amedisys Hospice Care Centers (80 locations)

Business Overview
Business
$ (in millions)  /
% of Revenue
Revenue per
Visit / Revenue
per Day
Gross Margin % Reimbursement Type
Home Health
Medicare $192 / 63% $156 45.6% 60-day episode of care
Non-Medicare Episodic $21 / 7% $159 46.6% 60-day episode of care
Non-Medicare Per Visit $31 / 10% $111 23.2% Per visit
Total Home Health $244 / 80%
Hospice $61 / 20% $145 46.2% 99% routine care; daily rate
Total $305 / 100%
Based on 2Q14 financials.  Gross margin computed by subtracting cost per visit from revenue per visit in home health and cost per day from hospice revenue per day

Favorable Long Term Trends
• Compelling demographics
• Patient preference
• Increased payer and hospital focus
• Low cost of care delivery
Inpatient
Hospital
LTAC IRF SNF Hospice
Home
Health
Average cost of stay $12,000 $39,493 $17,995 $10,392 $11,852 $5,294
Average length of stay 5 days 26 days 13 days 27 days 88 days 120 days
Average per diem cost $2,448 $1,507 $1,395 $399 $135 $44
Source: MedPAC March 2014 report and Amedisys estimates; hospital information is for inpatient facilities only and is estimated based on patient discharges

Summary Financials – Quarterly
($ in millions, except per share data)
2Q13
(1)
1Q14
(2)
2Q14
(1)
Net Revenue $316 $299 $305
Adj. Gross Margin % 43.7% 41.0% 43.4%
Adjusted G&A Expenses
(3)
114 113 106
Adjusted EBITDA $20 $5 $22
Adjusted EBITDA Margin 6.2% 1.8% 7.3%
Adjusted EPS $0.18 ($0.07) $0.25
1. The financial results for the three-month periods ended June 30, 2013 and  June 30, 2014 are adjusted for certain items and should be considered a non-
GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and
Exchange Commission on July 30, 2014
2. The financial results for the three-month period ended March 31, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange
Commission on May 8, 2014
3. Adjusted G&A expenses do not include bad debt, depreciation or amortization expenses

($ in millions)
2Q13
(1)
1Q14
(2)
2Q14
(1)
Net Revenue $251 $237 $244
Adj. Gross Margin % 42.8% 39.5% 42.8%
Key Operating Statistics
Medicare admissions 47,734 46,527 43,974
Revenue per episode $2,831 $2,778 $2,845
Medicare recert rate 36.4% 38.2% 37.4%
Cost per visit $84.09 $90.28 $85.08
Home Health Segment
1. The financial results for the three-month periods ended June 30, 2013 and  June 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on July 30, 2014
2. The financial results for the three-month period ended March 31, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on May 8, 2014
• Operating stats above include some contribution from closed/consolidated care centers
• In 2Q14, our go-forward home health portfolio (316 care centers) exhibited 2.6%
year over year growth in Medicare admissions

($ in millions)
2Q13
(1)
1Q14
(2)
2Q14
(1)
Net Revenue $65 $62 $61
Adj. Gross Margin % 47.2% 46.8% 46.0%
Key Operating Statistics
Average daily census 5,006 4,721 4,649
Admissions 4,655 4,595 4,350
Revenue per day $143.61 $145.95 $145.44
Cost per day $75.34 $77.47 $78.24
Hospice Segment
1. The financial results for the three-month periods ended June 30, 2013 and June 30, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on July 30, 2014
2. The financial results for the three-month period ended March 31, 2014 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of this non-GAAP financial measure is included as Exhibit 99.1 to our Form 8-K filed with the Securities and Exchange Commission on May 8, 2014
• Operating stats above include some contribution from closed/consolidated care centers
• In 2Q14, our go-forward hospice portfolio (80 care centers) exhibited a 1.9%
decline in average daily census

Credit Facilities
• In late July, Amedisys amended its existing senior credit facility and announced a new $70 million 2
nd
lien term loan
• The senior facility’s revolving credit line was reduced by $45 million to $120 million total
•
$39 million outstanding senior term loan remains unchanged
• The 2
nd
lien term loan has a term of six years with no amortization and is priced at L + 750 basis points with a 1% LIBOR floor (8.5% all-in)
•
OID of 2.5% and minimal call protection of 102 in the first year and 101 in the second year
• Amended credit facilities provide adequate liquidity as we approach the final DOJ payment of $35 million
• Strong free cash flow in the second quarter has helped to further strengthen our balance sheet
• As we move forward and de-lever the company, the facilities also provide increased flexibility around uses of capital

Summary Balance Sheet
Assets ($ in MM) 12/31/13 6/30/14
Cash $17 $11
Accounts Receivable, net 111 111
Property and Equipment 159 148
Goodwill 209 206
Other 230 234
Total Assets 726 710
Liabilities and Equity
Other Liabilities $157 $160
Senior Debt 47 144
2
nd
Lien Term Loan -- --
DOJ Settlement Reserve 150 35
Equity 372 371
Total Liabilities and Equity 726 710
Leverage Ratio 2.9x 2.7x
Days Sales Outstanding 32 32

Amedisys Turnaround – 2Q14 Progress
Continuing to deliver clinical excellence
• Primary focus is improving or maintaining clinical outcomes
Driving consistent organic growth
• Seeing positive volume trends from home health operations
• Hospice volume lagging
Getting “back to basics” on core operations
• Progress in home health direct cost management
• Continue to look for efficiencies in terms of direct costs and G&A

Contact Information
Dale Redman
Interim Chief Financial Officer
dale.redman@amedisys.com
David Castille
Director, Treasury/Finance
david.castille@amedisys.com
Amedisys, Inc.
5959 S. Sherwood Forest Blvd.
Baton Rouge, LA 70816
Office: 225.292.2031